UNDERWRITING AGREEMENT




June 19, 2002


Spectrum Signal Processing Inc.
One Spectrum Court
200-2700 Production Way
Burnaby, British Columbia
V5A 4X1

ATTENTION:  MR. MARTIN MCCONNELL,
            VICE-PRESIDENT, FINANCE AND CHIEF FINANCIAL OFFICER

Dear Sirs:

Pursuant to a letter agreement dated June 6, 2002 (the "Letter Agreement") between Spectrum Signal Processing Inc. (the "Corporation") and Sprott Securities Inc. ("Sprott"), the Corporation agreed to issue and sell and Sprott agreed to purchase (or find substituted purchasers for) 2,310,000 common shares in the capital of the Corporation (the "Offered Shares"). In furtherance of the Letter Agreement, Sprott, Raymond James Ltd. and Griffiths McBurney & Partners (collectively, the "Underwriters") hereby severally (but not jointly or jointly and severally) agree to purchase, or find substituted purchasers for the Offered Shares upon and subject to the terms and conditions contained herein at a purchase price of $3.00 per Offered Share for aggregate gross proceeds of $6,930,000. The offer of the Offered Shares by the Corporation is hereinafter referred to as the "Offering". If the Corporation is not able or willing to sell all of the Offered Shares hereunder (whether or not such action is a default hereunder by the Corporation), the Underwriters shall not be obligated to purchase any of the Offered Shares, but may do so if it elects to waive this condition in accordance with the terms hereof. It is understood that the Underwriters may arrange for substituted purchasers of the Offered Shares (i) in Canada, it being acknowledged that sales of Offered Shares will take place only in the Provinces of Ontario and British Columbia (the "Offering Jurisdictions"); and (ii) in other jurisdictions, other than Canada and the United States, on a private placement basis, provided that the Corporation is not required to file a prospectus or other disclosure document or become subject to continuing obligations in such other jurisdictions, in each case in accordance with the provisions of this Agreement. It is understood and agreed that the Corporation may sell a portion of the Offered Shares directly to Institutional Accredited Investors (as defined below) in the manner and subject to the restrictions set forth in Section 7 of this Agreement.

1.       INTERPRETATION

Unless expressly provided otherwise, where used in this Agreement or any schedule hereto, the following terms shall have the following meanings, respectively:

Aird & Berlis LLP                                Execution Copy: June 19, 2002
Underwriting Agreement

"1933 ACT" means the United States Securities Act of 1933, as amended;

"APPLICABLE SECURITIES LAWS" means, collectively, the applicable securities laws of the Offering Jurisdictions, the regulations, rules, rulings and orders made thereunder, the applicable published policy statements issued by the Securities Commissions thereunder and the securities legislation and published policies of each other jurisdiction the securities laws of which are applicable to the sale of the Offered Shares on the terms and conditions set out in this Agreement;

"AUDITED  FINANCIAL   STATEMENTS"  means  the  audited  consolidated   financial
statements of the Corporation as at and for the twelve month period ended December 31, 2001;

"BROKER WARRANTS" shall have the meaning ascribed thereto in section 3 hereof;

"BUSINESS DAY" shall mean any day except Saturday, Sunday or a statutory holiday in Toronto, Ontario or Vancouver, British Columbia;

"CLOSING" means the completion of the issue and sale by the Corporation of the Offered Shares pursuant to this Agreement;

"CLOSING DATE" means the date of the Closing, namely June 19, 2002, or such other date as the Underwriters and the Corporation may agree;

"COMMON SHARES" means the common shares in the capital of the Corporation;

"CORPORATION" means Spectrum Signal Processing Inc.;

"DISCLOSURE DOCUMENTS" means all of the documentation which has been filed by or on behalf of the Corporation since December 31, 2001 with the relevant securities regulatory authorities pursuant to the requirements of Applicable Securities Laws, including all press releases filed on SEDAR;

"EXCHANGE" means the Toronto Stock Exchange;

"GROSS PROCEEDS" means the gross proceeds raised from the sale of the Offered Shares;

"HAZARDOUS SUBSTANCES" shall have the meaning ascribed thereto in subsection 5(jj) of this Agreement;

"LETTER AGREEMENT" shall have the meaning ascribed thereto in the first paragraph of this Agreement;

"MATERIAL AGREEMENTS" has the meaning ascribed thereto in subsection 5(n) of this Agreement;

"MATERIAL CHANGE" means a material change for the purposes of the Applicable Securities Laws or any of them or where undefined under the Applicable Securities Laws of a jurisdiction means a change in the business, operations or capital of the Corporation that would reasonably be expected to have a significant effect on the market price or value of any of the Corporation's securities and includes a decision to implement such a change made by the Corporation's board of directors or by senior management of the Corporation who believe that confirmation of the decision by the board of directors is probable;

"MATERIAL  FACT"  means a  material  fact  for the  purposes  of the  Applicable
Securities Laws or any of them or where undefined under the Applicable Securities Laws of a jurisdiction means a fact that significantly affects, or would reasonably be expected to have a significant effect on, the market price or value of the Corporation's securities;

"MISREPRESENTATION" means a misrepresentation for the purposes of the Applicable Securities Laws or any of them or where undefined under the Applicable
Securities Laws of a jurisdiction means (i) an untrue statement of a material fact, or (ii) an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made;

"NASDAQ" means The NASDAQ National Market;

"OFFERED SHARES" shall have the meaning ascribed thereto in the first paragraph of this Agreement;

"OFFERING" shall have the meaning ascribed thereto in the first paragraph of this Agreement;

"OFFERING JURISDICTIONS" has the meaning ascribed thereto in the first paragraph of this Agreement;

"PERSON" includes any individual, corporation, limited partnership, general partnership, joint stock company or association, joint venture association, company, trust, bank, trust company, land trust, investment trust, society or other entity, organization, syndicate, whether incorporated or not, trustee, executor or other legal personal representative, and governments and agencies and political subdivisions thereof;

"PRIVATE PLACEMENT EXEMPTIONS" means (i) in respect of Ontario, the "accredited investor" exemption under section 2.3 of Ontario Securities Commission Rule 45-501 - Exempt Distributions; (ii) in respect of British Columbia, the "accredited investor" exemption or the "friends and family" exemption under Multilateral Instrument 45-103 - Capital Raising Exemptions or the "$97,000" exemption under subsections 45(2)(5) and 74(2)(4) of the Securities Act (British Columbia);

"PURCHASERS" means, collectively, those persons or companies who are purchasing the Offered Shares as contemplated herein;

"SECURITIES COMMISSIONS" means the applicable securities regulatory authorities in the Offering Jurisdictions;

"SPECTRUM USA" means Spectrum Signal Processing (USA) Inc., a corporation existing under the laws of Delaware;

"SUBSCRIPTION AGREEMENTS" means, collectively, the subscription agreements to be entered into between the Purchasers, the Corporation and Sprott (on behalf of the Underwriters) in respect of the Offering;

"SUBSIDIARIES"  means collectively,  Spectrum USA and Spectrum Signal Processing
(UK) Inc. and "SUBSIDIARY" means any one of them;

"TIME OF CLOSING" means 10:00 a.m. (Toronto time) on the Closing Date or such other time on the Closing Date as the Corporation and the Underwriters may agree;

"UNDERWRITERS" shall have the meaning ascribed thereto in the first paragraph of this Agreement;

"UNDERWRITERS' PERSONNEL" has the meaning ascribed thereto in section 12 of this Agreement;

"UNDERWRITING FEE" shall have the meaning ascribed thereto in subsection 3(a) of this Agreement;

"UNITED STATES" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia;

"US SECURITIES LAWS" means the 1933 Act, all rules and regulations promulgated thereunder and the applicable securities ("blue sky") laws of the states of the United States; and

"WARRANT SHARES" shall have the meaning ascribed thereto in subsection 8(b) of this Agreement.

The division of this Agreement into sections, subsections, paragraphs and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. Unless something in the subject matter or context is inconsistent therewith, references herein to sections, subsections, paragraphs and other subdivisions are to sections, subsections, paragraphs and other subdivisions of this Agreement. Unless otherwise expressly provided, all amounts expressed herein in terms of money refer to lawful currency of Canada and all payments to be made hereunder shall be made in such currency.

If any provision of this Agreement shall be adjudged by a competent authority to be invalid or for any reason unenforceable, such invalidity or unenforceability shall not affect the validity, enforceability or operation of any other provision herein.

The following are the schedules attached to this Agreement, which schedules are deemed to be a part hereof and are hereby incorporated by reference herein:

Schedule "A" - United States Placement Agent Certificate

Schedule "B" - List of Options, Warrants and Convertible Securities

Schedule "C" - Form of Broker Warrant Certificate

2.       NATURE OF TRANSACTION

(a) Each Purchaser shall purchase Offered Shares under a Private Placement Exemption. The Underwriters will notify the Corporation with respect to the identity of any such Purchaser as soon as practicable and with a view to leaving sufficient time to allow the Corporation to secure compliance with all relevant regulatory requirements of the applicable Offering Jurisdictions relating to the sale of the Offered Shares and, in any event not later than 2:00 p.m. (Toronto time) on the day before the Closing Date. The Corporation undertakes to file or cause to be filed all forms or undertakings required to be filed by the Corporation and to pay all filing fees in connection with the purchase and sale of the Offered Shares so that the distribution of such securities may lawfully occur without the necessity of filing a prospectus in Canada or comparable document elsewhere.

(b) Any offer and sale of Offered Shares in the United States or to, or for the account or benefit of, any U.S. person (such term being used in this Agreement as defined in Regulation S under the 1933 Act) shall be made in accordance with the terms and conditions set out in Section 7 to this Agreement. The Corporation and each Underwriter shall, and each Underwriter shall cause each U.S. broker-dealer through which sales of Offered Shares in the United States are to be effected to, comply with the terms and conditions set out herein.

(c) It is understood and agreed that the Underwriters may also arrange for substituted purchasers of the Offered Shares in other jurisdictions, other than Canada and the United States, on a private placement basis, provided that the Corporation is not required to file a prospectus or other disclosure document or made subject to continuing obligations in such other jurisdictions.

(d) The certificates representing the Offered Shares delivered at Closing shall contain the following legends:

          "UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED HEREBY SHALL NOT TRADE THE SECURITIES BEFORE OCTOBER 20, 2002.

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) IN A TRANSACTION OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, OR (C) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN CONNECTION WITH ANY TRANSFER PURSUANT TO THE FOREGOING CLAUSE (C), THERE MUST BE FURNISHED TO THE CORPORATION A WRITTEN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM THE REGULATION REQUIREMENTS OF ALL APPLICABLE UNITED STATES FEDERAL AND STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA AND, IN CONNECTION WITH ANY SALE OF SUCH SECURITIES PURSUANT TO

          THE FOREGOING CLAUSE (B) AT A TIME WHEN THE CORPORATION IS A "FOREIGN ISSUER" AS DEFINED IN RULE 902 UNDER THE U.S. SECURITIES ACT, THE LEGEND MAY BE REMOVED BY PROVIDING A DECLARATION TO THE CORPORATION'S TRANSFER AGENT IN SUCH FORM AS THE CORPORATION MAY REASONABLY PRESCRIBE, TO THE EFFECT THAT THE SALE OF THE SECURITIES IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S.
          SECURITIES ACT."


3.       UNDERWRITERS' COMPENSATION

(a) In consideration for the performance of their obligations hereunder, the Corporation shall, subject to the provisions of this Agreement, pay to the Underwriters an aggregate fee of $485,100 (the "Underwriting Fee"), being $0.21 for each Common Share purchased hereunder by the Underwriters or any Purchaser that may be substituted therefor. The Corporation acknowledges that each of Sprott and Raymond James Ltd. shall be entitled to a praecipuum equal to $0.007875 per share and $0.002625 per share, respectively. For greater certainty, such praecipua shall be deducted from the aggregate Underwriting Fee.

(b) The Underwriters may retain one or more registered securities brokers or investment dealers to act as selling agent in connection with the sale of the Offered Shares but the compensation payable to such selling agents shall be the sole responsibility of the Underwriters.

(c) In addition to the Underwriting Fee, as additional consideration for the performance of their obligations hereunder, the Corporation shall issue to the Underwriters (in such name or names as the Underwriters direct in writing) at the Time of Closing on the Closing Date, broker warrants (the "Broker Warrants"), substantially in the form set out in Schedule "C" hereto, entitling the Underwriters to acquire, in the aggregate a number of Common Shares equal to 7% of the aggregate number of Offered Shares sold hereunder at a price of $3.14 per share for a period of 14 months following the Closing Date.

4.       COVENANTS OF THE UNDERWRITERS

Each of the Underwriters covenants with the Corporation that it will and will cause each U.S. Affiliate acting on its behalf to: (i) conduct activities in connection with arranging for purchasers of the Offered Shares in compliance with the Applicable Securities Laws and will indemnify the Corporation from all losses incurred by it as a result of a violation by such Underwriter or selling agent retained by it of such Applicable Securities Laws; (ii) not deliver to any prospective Purchaser any document or material which constitutes an offering memorandum under Applicable Securities Laws; (iii) not solicit offers to purchase or sell the Offered Shares so as to require registration thereof or filing of a prospectus with respect thereto or continuing obligations on the part of the Corporation under the laws of any jurisdiction including, without limitation, the United States of America or any state thereof, and not solicit offers to purchase or sell the Offered Shares in any jurisdiction outside of Canada where the solicitation or sale of the Offered Shares would result in any statutory ongoing disclosure requirements in such jurisdiction or any registration requirements in such jurisdiction on the part of the Corporation except for the filing of a notice or report of the solicitation or sale; (iv) obtain from each Purchaser an executed Subscription Agreement in a form reasonably acceptable to the Corporation and to the Underwriters relating to the transactions herein contemplated, together with all documentation as may be necessary in connection with subscriptions for Offered Shares; (v) refrain from advertising the Offering in (A) printed media of general circulation, (B) radio,
(C) television, or (D) electronic media, and not make use of any green sheet or other internal marketing document without the consent of the Corporation, such consent to be promptly considered and not to be unreasonably withheld; and (vi) comply with, and ensure that its and its selling agents and their and its respective directors, officers, employees and affiliates comply with all Applicable Securities Laws.

All steps which must or may be taken by the Underwriters in connection with this Agreement, including any agreement, waiver, order, notice (other than a notice pursuant to section 9 or section 12), direction, receipt or other action to be made, given or taken by the Underwriters hereunder shall be made, given or taken by Sprott on behalf of the Underwriters and the Corporation shall accept notification of any such steps from, and shall deliver the certificates representing the Offered Shares to, or to the order of, Sprott.

5.       REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

The Corporation hereby represents and warrants to and with the Underwriters (on their own behalf and on behalf of each of the Purchasers) that as at the date hereof:

(a) the Corporation and each of the Subsidiaries has been duly incorporated and is existing under the laws of its jurisdiction of incorporation and has all requisite power and authority necessary to, and is qualified to, carry on its business as now conducted and to own or lease its properties and assets in all jurisdictions in which it currently carries on business and/or owns or leases its properties and assets; and the Corporation has all required corporate power and authority to allot, issue and sell the Offered Shares, to enter into this Agreement and the Subscription Agreements, and to carry out the provisions of each of such agreements;

(b) the authorized capital of the Corporation consists of 50,000,000 Common Shares, of which, as of the date hereof, 12,420,108 Common Shares are issued and outstanding as fully paid and non-assessable shares in the capital of the Corporation;

(c)               the  Corporation  has  no   subsidiaries   other   than   the
                  Subsidiaries and the Corporation does not beneficially own or exercise control or direction over, 10% or more of the outstanding voting shares of any company other than such subsidiaries; the Corporation beneficially owns, directly or indirectly, 100% of the issued and outstanding shares in the capital of each of the Subsidiaries free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances, claims or demands of any kind whatsoever; to the best of the Corporation's knowledge all of such shares have been duly authorized and validly issued and are outstanding as fully-paid shares and, in respect of the Subsidiaries only, no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option, for the purchase from the Corporation of any interest in any of such shares or for the issue or allotment of any unissued shares in the capital of any Subsidiary or any other security convertible into or exchangeable for any such shares;

(d) Spectrum Signal Processing (UK) Limited has no material assets or liabilities, is not party to any Material Agreements and no revenues are booked through such Subsidiary;

(e) no order ceasing or suspending trading in any securities of the Corporation or prohibiting the sale of the Offered Shares or the trading of any of the Corporation's issued securities has been issued and no proceedings for such purpose are pending or, to the knowledge of the Corporation, threatened;

(f) to the knowledge of the Corporation, no agreement is in force or effect which in any manner affects the voting or control of any of the securities of the Corporation or any of its Subsidiaries;

(g) except as described in the Disclosure Documents or as set forth in Schedule "B" hereto and except as contemplated hereby, no person, firm or corporation, as of the date hereof, has any agreement or option, or any right or privilege (whether pre-emptive or contractual) capable of becoming an agreement or option, for the purchase, subscription or issuance of any securities of the Corporation;

(h) the Corporation is a reporting issuer under the Applicable Securities Laws in each of British Columbia, Alberta and Ontario, and is a "qualifying issuer" within the meaning of Multilateral Instrument 45-102 - Resale of Securities ("MI 45-102"); the Corporation is not in default in any material respect of any requirement of the Applicable Securities Laws of the Offering Jurisdictions and the Corporation is not included in a list of defaulting reporting issuers maintained by the securities commissions of the Offering Jurisdictions. In particular, without limiting the foregoing, the Corporation is in compliance at the date hereof with its obligations to make timely disclosure of all material changes relating to it and, since December 31, 2001 (other than in respect of material change reports previously filed on a confidential basis and thereafter made public or material change reports previously filed on a confidential basis and in respect of which no material change ever resulted), no such disclosure has been made on a confidential basis and there is no material change relating to the Corporation which has occurred and with respect to which the requisite material change statement has not been filed, except to the extent that the Offering constitutes a material change;

(i) the currently issued and outstanding Common Shares of the Corporation are listed and posted for trading on the Exchange and NASDAQ and no order ceasing or suspending trading in any securities of the Corporation or prohibiting the sale of the Offered Shares has been issued and no proceedings for such purpose are pending or, to the knowledge of the Corporation, threatened;

(j) the definitive form of certificate representing the Common Shares is in proper form under the laws of the Province of British Columbia and complies with the requirements of each of the Exchange and NASDAQ and does not conflict with the constating documents of the Corporation;

(k) each of the Corporation and its Subsidiaries has conducted and is conducting its business in material compliance with all applicable laws, rules and regulations of each jurisdiction in which its business is carried on and is licensed, registered or qualified in all jurisdictions in which it owns, leases or operates its property or carries on business to enable its business to be carried on as now or proposed to be conducted and its property and assets to be owned, leased and operated and all such licences, registrations and qualifications are and will at the Time of Closing be valid, subsisting and in good standing, except in each case in respect of matters which do not and will not result in any material adverse change to the business, business prospects or condition (financial or otherwise) of the Corporation and its Subsidiaries (on a consolidated basis), and except for the failure to be so qualified or the absence of any such license, registration or qualification which does not and will not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Corporation and its Subsidiaries (on a consolidated basis) or on the power or authority of the Corporation to perform its obligations under this Agreement;

(l) except as qualified by the disclosure in the Disclosure Documents, each of the Corporation and its Subsidiaries is the beneficial owner of the properties, business and assets or the interests in the properties, business or assets referred to as owned by it in the Disclosure Documents, all agreements under which the Corporation or its Subsidiaries holds an interest in a property, business or asset are in good standing according to their terms except where the failure to be in such good standing does not and will not have a material adverse effect on the Corporation and its Subsidiaries (on a consolidated basis) or its properties, business or assets, and the
                  Disclosure Documents were as at the date thereof true and correct in all material respects concerning the Corporation and its Subsidiaries, and contained no misrepresentations;

(m) none of the Corporation nor its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any material certificate, authority, permit or license necessary to conduct the business now owned or operated by it which, if the subject of an unfavourable decision, ruling or finding would materially and adversely affect the conduct of the business, operations, financial condition or income of the Corporation and its Subsidiaries (on a consolidated basis);

(n) the Corporation is not in default nor in breach in any material respect of, and the execution and delivery of this Agreement, the performance and compliance with the terms hereof and the completion of the transactions described herein by the Corporation will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a material default under any term or provision of the constating documents or any resolutions of the Corporation or any material mortgage, note, indenture, contract, agreement (written or oral), instrument, lease or other document to which the Corporation is a party or by which it or a material portion of its assets are bound (a "Material Agreement"), or any judgment, decree, order, statute, rule or regulation applicable to any of them;

(o) the auditors of the Corporation who audited the Audited Financial Statements are independent public accountants as required by the Applicable Securities Laws and there has never been any reportable disagreement (within the meaning of National Policy Statement No. 31 of the Canadian Securities Administrators) with the present or any former auditor of the Corporation;

(p) the Corporation and each of its Subsidiaries has filed all federal, provincial, state, local and foreign tax returns that are required to be filed or have requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the assets and properties, business, results of operations, prospects or condition (financial or otherwise) of the Corporation and its Subsidiaries (on a consolidated basis)) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith;

(q) the Corporation and each of its Subsidiaries has established on its books and records reserves that are adequate for the payment of all taxes not yet due and payable and there are no liens for taxes on the assets of the Corporation or any of its Subsidiaries, and there are no audits known by the Corporation's management to be pending of the tax returns of the Corporation or any of its Subsidiaries (whether federal, state, provincial, local or foreign) and there are no claims which have been or may be asserted relating to any such tax returns, which audits and claims, if determined adversely, would result in the assertion by any governmental agency of any deficiency that would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Corporation and its Subsidiaries (on a consolidated basis);

(r) no domestic or foreign taxation authority has asserted or, to the best of the Corporation's knowledge, threatened to assert any assessment, claim or liability for taxes due or to become due in connection with any review or examination of the tax returns of the Corporation or any of its Subsidiaries
                  (including, without limitation, any predecessor companies) filed for any year which would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Corporation or any of its Subsidiaries;

(s) neither the Corporation nor, to the best of the Corporation's knowledge, any other party is in material default in the observance or performance of any term or obligation to be performed by it under any Material Agreement and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Corporation and its Subsidiaries (on a consolidated basis);

(t) at the Time of Closing, the Corporation will have filed all documents, taken all proceedings and obtained all regulatory consents necessary in connection with the sale of the Offered Shares;

(u) upon completion of all of the transactions contemplated in this Agreement the Offered Shares will be validly issued and outstanding as fully paid and non-assessable and will not have been issued in violation of or subject to any pre-emptive rights or other contractual rights to purchase securities issued by the Corporation;

(v) the execution and delivery of each of this Agreement and the Subscription Agreements and the performance of the transactions contemplated thereunder, the offering and sale of the Offered Shares at the Time of Closing and any compliance by the Corporation with the other provisions of each of such Agreements to be complied with by it does not and will not:

                  (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, stock exchange, securities regulatory authority or other third party, except: (i) such as have been obtained; or (ii) such as may be required under the applicable by-laws, policies, regulations and prescribed forms of the Exchange or NASDAQ;

                  (ii) result in a breach of or default under, nor create a state of facts which, after notice or lapse of time or both, would result in a breach of or default under, nor conflict with:

                        (1) any of the terms, conditions or provisions of the constating documents or resolutions of the shareholders, directors or any committee of directors of the Corporation or any of its Subsidiaries or any material indenture, agreement or instrument to which the Corporation or any of its Subsidiaries is a party or by which it or they are contractually bound; or

                        (2) any statute, rule, regulation or law applicable to the Corporation, or any of its Subsidiaries including, without limitation, the Applicable Securities Laws of the Offering Jurisdictions, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Corporation or any of its Subsidiaries; and

                  (iii) give  rise  to any  lien,  charge  or  claim  in or with respect to the properties or assets now owned or hereafter acquired by the Corporation or its

                        Subsidiaries or the acceleration of or the maturity of any debt under any indenture, mortgage, lease, agreement or instrument binding or affecting any of them or any of their properties;

(w) the Corporation is not aware of any legislation, or proposed legislation (published by a legislative body), which it anticipates will materially and adversely affect the business, affairs, operations, assets, liabilities (contingent or otherwise) or prospects of the Corporation and its Subsidiaries, considered as a whole;

(x) the financial statements, press releases, material change reports, management information circulars or annual information forms filed by or on behalf of the Corporation since December 31, 2001 with any Securities Commission, the Exchange or NASDAQ taken together as a whole, are true and correct and do not contain a misrepresentation, determined as at the date of filing, which has not been corrected;

(y) other than the Underwriters, there is no person acting or purporting to act at the request of the Corporation, who is entitled to any brokerage or agency fee in connection with the transactions contemplated herein;

(z) the minute books and records of the Corporation made available to counsel for the Underwriters in connection with its due diligence investigation of the Corporation for the periods from its date of incorporation to the date of examination thereof are all of the minute books and records of the Corporation and contain copies of all proceedings (or certified copies thereof) of the shareholders, the boards of directors and all committees of the boards of directors of the Corporation to the date of review of such corporate records and minute books and there have been no other meetings, resolutions or proceedings of the shareholders, boards of directors or any committees of the boards of directors of the Corporation to the date of review of such corporate records and minute books not reflected in such minute books and other records, other than those which have been disclosed to the Underwriters or which are not material in the context of the Corporation;

(aa) there is not, in the constating documents of the Corporation or in any material agreement, mortgage, note, debenture, indenture or other instrument or document to which the Corporation is a party, any restriction upon or impediment to the declaration or payment of dividends by the directors of the Corporation or the payment of dividends by the Corporation to the holders of its Common Shares;

(bb) Computershare Trust Company of Canada, at its principal office in the City of Vancouver, has been duly appointed transfer agent and registrar for the Common Shares;

(cc) the Audited Financial Statements and the unaudited interim consolidated financial statements for the three month period ended March 31, 2002:

                  (i) have been prepared in accordance with United States generally accepted accounting principles applied on a basis consistent with those of preceding fiscal periods;

                  (ii)  present  fully,  fairly and  correctly,  in all material respects, the assets, liabilities and financial condition of the Corporation as at December 31, 2001 and March 31, 2002, respectively, and the results of its operations and the changes in its financial position for the periods then ended; and

                  (iii) contain and reflect adequate  provision or allowance for all reasonably anticipated liabilities, expenses and losses of the Corporation;

(dd) since December 31, 2001 there has been no material adverse change in the financial position or condition of the business of the Corporation from that indicated by the Audited Financial Statements, nor has there been any material adverse change in the affairs, business, prospects, liabilities, assets, operations or condition of the business, financial or otherwise that has not been publicly disclosed;

(ee) with respect to each premises which is material to the Corporation on a consolidated basis and which the Corporation or any of its Subsidiaries occupies as tenant (the "Leased Premises"), the Corporation or such Subsidiary occupies the Leased Premises and has the exclusive right to occupy and use the Leased Premises and each of the leases pursuant to which the Corporation and/or its Subsidiaries occupies the Leased Premises is in good standing and in full force and effect;

(ff) there has not been and there is not currently any labour disruption or conflict which is adversely affecting or could adversely affect, in a material manner, the carrying on of the Corporation's or any Subsidiaries' business, considered as a whole;

(gg) the Corporation and each of its Subsidiaries has procured and maintains adequate insurance against all insurable risks which are material to the Corporation and its Subsidiaries (taken as a whole);

(hh) other than as set out in the Disclosure Documents, there are no actions, suits, proceedings or inquiries pending or threatened against or affecting the Corporation or any of its Subsidiaries at law or in equity or before or by any federal, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality which in any way materially adversely affects the business, operations or condition (financial or otherwise) of the Corporation and its Subsidiaries or their properties or assets or which affects or may affect the distribution of the Offered Shares and none of the actions, suits, proceedings or inquiries, if any, referred to in the Disclosure Documents is expected to materially adversely affect, the business, operations or condition (financial or otherwise) of the Corporation and its Subsidiaries or their properties or assets;

(ii) except as disclosed in the Disclosure Documents, none of the directors, officers or employees of the Corporation or its Subsidiaries, any known holder of more than ten per cent of any class of shares of the Corporation, or any known associate or affiliate of any of the foregoing persons or companies (as such terms are defined in the Securities Act (Ontario)), has had any material interest, direct or indirect, in any material transaction within the previous two years or any proposed material transaction which, as the case may be, materially affected, is material to or will materially affect the Corporation and its Subsidiaries;

(jj) except in compliance with applicable legislation, the Corporation has not used any of its properties or facilities to generate, manufacture, process, distribute, use, treat, store, dispose of, transport or handle any pollutants, contaminants, chemicals or industrial toxic or hazardous waste or substances ("Hazardous Substances");

(kk) except in compliance with applicable legislation, the Corporation has not caused or permitted the release, in any manner whatsoever, of any Hazardous Substances on or from any of its properties or assets or any such release on or from a facility owned or operated by third parties but with respect to which the Corporation is or may reasonably be alleged to have material liability or has received any notice that it is potentially responsible for a federal, provincial, municipal or local clean-up site or corrective action under any applicable laws, statutes, ordinances, by-laws, regulations or any orders, directions or decisions rendered by any ministry, department or administrative regulatory agency relating to the protection of the environment, occupational health and safety or otherwise relating to dealing with Hazardous Substances;

(ll) each of the Corporation and its Subsidiaries has good and valid title to all material intellectual property rights used by the Corporation or relating to the operation of its business, including copyrights, industrial designs, trade marks, trade secrets, know how and proprietary rights necessary to carry on its business (the "Intellectual Property") free and clear of any and all encumbrances, except for royalty obligations and general bank security incurred or granted, as the case may be, in the ordinary course of business. No royalty or other fee is required to be paid by the Corporation or its Subsidiaries to any other person in respect of the use of any of the Intellectual Property. To the best of the knowledge of the Corporation, no employee of the Corporation or its Subsidiaries is in violation of any term of any non-disclosure, proprietary rights or similar agreement between such employee and the Corporation or its Subsidiaries or between such employee and any former employer. To the best of the knowledge of the Corporation, all technical information developed by and belonging to the Corporation and/or its Subsidiaries which has not been copyrighted or patented has been kept confidential; and

(mm) there are no material restrictions on the ability of the Corporation or its Subsidiaries to use and exploit all rights in the Intellectual Property required in the ordinary course of the Corporation's or its Subsidiaries' business. None of the rights of the Corporation or its Subsidiaries in the Intellectual Property will be impaired or affected in any way by the transactions contemplated by this agreement. To the best of the knowledge of the Corporation, the conduct of the business of the Corporation and its Subsidiaries and the use of the Intellectual Property does not infringe, and each of the Corporation and its Subsidiaries has not received any notice, complaint, threat or claim alleging infringement of, any patent, trade mark, trade name, copyright, industrial design, trade secret or other Intellectual Property or proprietary right of any other person, and the conduct of the business of each of the Corporation does not include any activity  which  may  constitute  passing  off.  Each  of  the
                  Corporation and its Subsidiaries has no notice of any infringements of the Intellectual Property or material claims against the Intellectual Property by any third party.

The Corporation acknowledges that the Underwriters and each of the Purchasers are relying upon such representations and warranties.

6.       COVENANTS OF THE CORPORATION

The Corporation hereby covenants to and with each of the Underwriters (on their own behalf and on behalf of the Purchasers) that:

(a) the Corporation will enter into Subscription Agreements with each of the Purchasers;

(b) the Corporation will use its reasonable best efforts to maintain its status as a reporting issuer not in default in each of the Offering Jurisdictions for a period of 14 months from the Closing Date;

(c) the Corporation will use its reasonable best efforts to maintain the listing of the Common Shares on the Exchange to the date which is one year following the Closing Date and to ensure that the Offered Shares will be listed and posted for trading on the Exchange upon their issue;

(d) other than as contemplated herein, the Corporation will not, directly or indirectly, without the prior written consent of Sprott (on behalf of the Underwriters), which consent shall not be unreasonably withheld or delayed, issue, sell or grant any securities of the Corporation for a period commencing on the date hereof and ending 90 days thereafter nor shall the Corporation publicly announce during such period the intention to do so, except for (i) the issuance of Common Shares in connection with the exercise of any currently outstanding stock options, warrants or other convertible securities, (ii) the issuance of Common Shares pursuant to the exercise of any Broker Warrants; (iii) the issuance of stock options in the normal course pursuant to the Corporation's stock option plan and/or the Corporation's employee share purchase plan, or (iv) the issuance of securities of the Corporation pursuant to an arm's length acquisition;

(e) in the event any person acting or purporting to act for the Corporation establishes a claim from the Underwriters for any brokerage or agency fee in connection with the transactions contemplated herein, the Corporation shall indemnify and hold harmless each of the Underwriters with respect thereto and with respect to all costs reasonably incurred in the defence thereof

(f) until the Time of Closing, at the request of the Underwriters, which request shall not be unreasonably denied, the Corporation will give to the Underwriters, the Underwriters' counsel and other authorized representatives of the Underwriters, full access during normal business hours to all locations where the business of the Corporation is carried on and to the properties, books, contracts, commitments and records of the Corporation pertaining to its business (taken as a whole);

(g) until the Time of Closing, subject to any applicable legal restrictions, the Corporation shall furnish the Underwriters in confidence with all information concerning the affairs of the business of the Corporation as the Underwriters may reasonably request;

(h) the Corporation shall, as soon as practicable, use its commercially reasonable best efforts to receive all necessary consents to the transactions contemplated herein; and

(i)               the  Corporation  shall use its  reasonable  best  efforts  to
                  maintain  and  defend  all  of  the   Corporation's   and  its
                  Subsidiaries' rights to use the Intellectual Property.

7.       UNITED STATES SALES

(a) As used in this Section 7, the following terms shall have the meanings indicated:

                  (i) "DIRECTED SELLING EFFORTS" means directed selling efforts as that term is defined in Regulation S. Without limiting the foregoing, but for greater clarity, it means, subject to the exclusions from the definition of directed selling efforts contained in Regulation S, any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Offered Shares and includes the placement of any advertisement in a publication with a general circulation in the United States that refers to the offering of the Offered Shares;

                  (ii) "INSTITUTIONAL ACCREDITED INVESTOR" means an institution that is an accredited investor as that term is defined in Rule 501(a) (1), (2), (3) or (7) of Regulation D;

                  (iii) "REGULATION D" means Regulation D promulgated  under the
                        1933 Act;

                  (iv) "REGULATION S" means Regulation S promulgated under the 1933 Act;

                  (v) "SEC" means the United States Securities and Exchange Commission;

                  (vi)  "SUBSTANTIAL  U.S. MARKET  INTEREST"  means  substantial
                        U.S.   market  interest  as  that  term  is  defined  in
                        Regulation S;

                  (vii) "U.S.  AFFILIATE"  means an affiliate of an  Underwriter which is a duly registered broker or dealer with the SEC and is a member of the National Association of Securities Dealers, Inc.;

                 (viii) "U.S.  EXCHANGE ACT" means the United States  Securities
                        Exchange Act of 1934, as amended; and

                  (ix) "U.S. PERSON" means a U.S. person as that term is defined in Regulation S.

(b)               The Corporation and each Underwriter:

                  (i) acknowledge that the Offered Shares have not been and will not be registered with the SEC under the 1933 Act and that the Offered Shares are being offered and sold:
                        (x) outside the United States pursuant to the exclusion from registration provided by Regulation S; and (y) in the United States to Institutional Accredited Investors pursuant to the exemption from registration provided by Rule 506 of Regulation D; and

                  (ii) agree that neither they, nor any of their respective affiliates, nor any person acting on behalf of the foregoing have made or will make, except to the extent permitted by Subparagraph 7(d)(vii): (x) any offer to sell or solicitation of an offer to buy any of the Offered Shares to any person in the United States or (y) any sale of the Offered Shares to any person unless the seller of such Offered Shares and any person acting on its behalf reasonably believes that at the time such person placed the order to purchase Offered Shares such person was outside the United States.

(c) The Corporation hereby represents, warrants, covenants and agrees with each Underwriter that:

                        (i) the Corporation is, and until the Time of Closing will be, a "foreign private issuer" within the meaning of Regulation S; and the Corporation is not and does not own or control (and for two years from the Time of Closing will not be and will not own or control) an open-end investment company, closed-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940, as amended;

                        (ii) none of the Corporation, its Subsidiaries, their affiliates or anyone acting on its or their behalf (other than the Underwriters, their affiliates, any subagent, or any person acting on its or their behalf, as to which no representation is made) directly or indirectly, has taken or will take any action in violation of Regulation M under the U.S. Exchange Act in connection with the offer and sale of the Offered Shares;

                        (iii) none of the Corporation,  its Subsidiaries,  their
                              affiliates or any person acting on their behalf (other than the Underwriters, their affiliates, any subagent, or any person acting on its or their behalf, in respect of which no representation is made) (x) has engaged or will engage in any Directed Selling Efforts with respect to the Offered Shares, and has not taken and will not take any action that would cause Rule 903 of Regulation S to be unavailable for offers and sales of the Offered Shares, or (y) has offered or will offer to sell, or has solicited or will solicit offers to buy, the Offered Shares in the United States by means of any form of general solicitation or general advertising (as those terms are used in Regulation D) or in any manner involving a public offering within the meaning of
                              Section 4(2) of the 1933 Act, including advertisements, articles, notices, or other communications published in any newspaper, magazine or similar media broadcast over radio or television or in any seminar or meeting whose attendees have been invited by general solicitation or advertising in connection with the offer or sale of the Offered Shares to U.S. Persons; and

                        (iv) the Corporation will execute and file with the SEC on a timely basis a Form D relating to the offer and sale of the Offered Shares and execute and file such other documents as may be required under applicable United States state securities ("blue sky") laws.

(d) Each of the Underwriters, on a joint and several basis, represents, warrants, covenants and agrees to and with the Corporation that:

                        (i) it is aware that the Offered Shares have not been and will not be registered under the 1933 Act and have not and may not be offered or sold outside the United States except pursuant to Rule 903 of Regulation S or within the United States except to Institutional Accredited Investors pursuant to an exemption from the registration requirements of the 1933 Act provided by Rule 506 of Regulation D, in the manner contemplated in this Section 7;

                        (ii) such Underwriter, its affiliates or any persons acting on its behalf (other than the Corporation, its affiliates or any person acting on their behalf, as to which no representation is made) have not engaged and will not engage in any Directed Selling Efforts with respect to the Offered Shares, and has not taken nor will take any action that would cause Rule 903 of Regulation S or the exemption afforded by Rule 506 of

                              Regulation D to be unavailable for offers and sales of the Offered Shares pursuant to this Agreement;

                        (iii) offers  to sell  the  Offered  Shares  within  the
                              United States have been and will be made on behalf of the Corporation only through its U.S. Affiliate and all sales of the Offered Shares in the United States shall be made by the Corporation pursuant to Rule 506 of Regulation D;

                        (iv) it has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Shares, except with its affiliates or any selling group members in accordance with this Subsection 7(d) or with the prior written consent of the Corporation;

                        (v) it will require its U.S. Affiliate to agree in writing, for the benefit of the Corporation, to comply with, and shall use its best efforts to ensure that its U.S. Affiliate complies with, the provisions of this Subsection 7(d) as if such provisions applied to such affiliate;

                        (vi) all offers and sales of the Offered Shares in the United States will be effected in transactions exempt from the registration or qualification provisions of applicable state securities ("blue sky") laws and in accordance with all applicable U.S. federal and state broker-dealer requirements;

                        (vii) it has not, either directly, or through any person
                              acting on its or their behalf, solicited and will not solicit offers for, and has not offered and will not offer to sell, the Offered Shares in the United States by means of any form of general solicitation or general advertising (as those terms are used in Regulation D) or in any manner involving a public offering within the meaning of
                              Section 4(2) of the 1933 Act, including advertisements, articles, notices or other communications published in any newspaper, magazine, or similar media broadcast over radio or television or in any seminar or meeting whose attendees have been invited by general solicitation or advertising in connection with the offer or sale of the Offered Shares to U.S. Persons;

                       (viii) offers to sell and  solicitation  of offers to buy
                              the Offered Shares in the United States shall be made only to persons with whom an Underwriter or its U.S. Affiliate has a pre-existing relationship and to whom such Underwriter has reasonable grounds to believe and believes to be
                              Institutional Accredited Investors and only in states of the United States where such Underwriter or its U.S. Affiliate is registered or otherwise exempt from registration and where the offer and sale of such securities is permitted under applicable state securities ("blue sky"), laws and sales of Offered Shares in the United States will be made only to persons reasonably believed to be Institutional Accredited Investors and who execute and deliver a Representation Letter in the form of

                              Schedule   "A"  to  the   Subscription   Agreement
                              completed, executed and delivered by such persons;

                        (ix) at Closing, it will deliver to the Corporation a certificate, substantially in the form of Schedule "A" to this Agreement executed by its U.S. Affiliate relating to the manner of the offer and sale of Offered Shares in the United States; and

                        (x) neither such Underwriter, its affiliates or any person acting on its or their behalf (other than the Corporation, its third party affiliates and any third party acting on their behalf, as to which no representation is made) has taken or will take, directly or indirectly, any action in violation of Regulation M under the U.S. Exchange Act in connection with offer and sale of the Offered Shares.

8.       CONDITIONS TO CLOSING

The following are conditions to the closing of the transactions involving the issuance and sale of the Offered Shares contemplated hereby, which conditions the Corporation covenants to exercise its reasonable best efforts to have fulfilled on or prior to the Time of Closing and which conditions may be waived in writing in whole or in part by the Underwriters:

      (a) the Corporation will have made and/or obtained the necessary filings, approvals, consents and acceptances of the appropriate regulatory authorities required to be made or obtained by the Corporation in connection with the sale of the Offered Shares to the Purchasers prior to the Time of Closing on the Closing Date as herein contemplated, it being understood that the Underwriters shall do all that is reasonably required to assist the Corporation to fulfil this condition;

      (b)   the  Corporation's  board of  directors  shall have  authorized  and approved the execution and delivery of this Agreement, the acceptance of the Subscription Agreements, the allotment, issuance and delivery of the Offered Shares issuable, the creation and issuance of the Broker Warrants and the allotment, issuance and delivery of the Common Shares issuable upon the due exercise of the Broker Warrants (the "Warrant Shares") and all matters relating thereto;

      (c) the Corporation shall have accepted one or more Subscription Agreements with the Purchasers;

      (d) the Underwriters shall have received an opinion, dated the Closing Date, of the Corporation's counsel (it being understood that such counsel may rely to the extent appropriate in the circumstances, (i) as to matters of fact, on certificates of the Corporation executed on its behalf by a senior officer of the Corporation and on certificates of Computershare Trust Company of Canada, the registrar and transfer agent for the Common Shares, as to the issued capital of the Corporation; and (ii) as to matters of fact not independently established, on certificates of the Corporation's auditors) which shall, as appropriate, include the following opinions:

            (i) the Corporation is duly incorporated under the Company Act (British Columbia) and is, with respect to the filings of annual reports with the Registrar of Companies for British Columbia, in good standing, and has all requisite corporate power and capacity to carry on its business to own or lease its assets and properties and to carry out the provisions of this Agreement and the Subscription Agreements;

            (ii) an opinion as to the authorized and issued capital of the Corporation;

            (iii) all  requisite  corporate  actions  have  been  taken by or on behalf of the Corporation to authorize the issuance and sale of the Offered Shares;

            (iv) the execution and delivery of this Agreement and the Subscription Agreements has been duly authorized by, and has been executed and delivered on behalf and is legally binding upon, the Corporation and is enforceable in accordance with its terms, subject to the usual qualifications;

            (v) the Offered Shares will have been and the Warrant Shares will be issued as fully paid and non-assessable shares in the capital of the Corporation;

            (vi) no documents need be filed, proceedings taken or approvals, permits, consents or authorizations obtained under the Applicable Securities Laws of the Offering Jurisdictions and the rules, regulations and policies thereunder to permit the offer and sale of the Offered Shares in the Offering Jurisdictions and the issuance of the Broker Warrants;

            (vii) the first trade of the Offered Shares and the Warrant  Shares, as the case may be, will not (except as specified) be subject to any statutory hold period under the Applicable Securities Laws of the Offering Jurisdictions and no other documents will be required to be filed, no proceedings will be required to be taken and no approvals, permits, consents, orders or authorizations will be required to be obtained by the Corporation or the holder of the Offered Shares or the Warrant Shares, as the case may be, making such first trade under such Applicable Securities Laws in connection with the first trade of such shares through registrants registered under such Applicable Securities Laws in compliance with such Applicable Securities Laws, provided that at the time of such trade:

                  (1)   the  Corporation  has been a reporting  issuer in one of
                        the   Offering   Jurisdictions   for  the  four   months
                        immediately preceding the trade;

                  (2) a period of at least four months has elapsed from the date of the issuance of the Offered Shares or the Broker Warrants, as the case may be; and

                  (3) no unusual effort is made to prepare the market or to create a demand for such securities and no extraordinary commission or other consideration is paid in respect of such trade;

           (viii) the execution and delivery of this Agreement and the fulfilment of the terms hereof, do not and will not result in a breach of, do not create a state of facts which after notice or lapse of time or both will result in a breach of, and do not and will not conflict with, any of the terms, conditions or provisions of the constating documents of the Corporation;

            (ix) the Exchange has approved the listing and posting for trading of all of the Offered Shares and the Warrant Shares subject to the satisfaction of the conditions set out in its conditional listing letter; and

            (x) such other opinions as may be reasonably requested by the Underwriters.

      (e) the Underwriters shall have received an opinion from the Corporation's United States counsel that Spectrum USA is validly existing under the laws of the State of Delaware and has all requisite power and capacity to carry on its business and to own or lease its assets and properties;

      (f) the Underwriters shall have received an Incumbency Certificate dated the Closing Date including specimen signatures of the Chief Executive Officer, the Chief Financial Officer and any other officer of the Corporation signing this Agreement or any document delivered hereunder;

      (g) the Underwriters shall have received a certificate, dated the Closing Date, of the Chief Executive Officer and the Chief Financial Officer of the Corporation (or such other officer or officers of the Corporation acceptable to the Underwriters, acting reasonably), addressed to the Underwriters and their counsel to the effect that, to the best of their knowledge, information and belief, after due enquiry and without personal liability:

            (i) the representations and warranties of the Corporation in this Agreement are true and correct in all material respects as if made at and as of the Time of Closing and the Corporation has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied in all material respects at or prior to the Time of Closing;

            (ii) no order, ruling or determination having the effect of suspending the sale or ceasing, suspending or restricting the trading of Common Shares in any of the Offering Jurisdictions has been issued or made by any stock exchange, securities commission or regulatory authority and is continuing in effect and no proceedings, investigations or enquiries for that purpose have been instituted or are pending;

            (iii) the memorandum and articles of the Corporation attached to the certificate are full, true and correct copies, unamended, and in effect on the date thereof;

            (iv) the minutes or other records of various proceedings and actions of the Corporation's Board of Directors attached to the certificate relating to the Offering are full, true and correct copies thereof and have not been modified or rescinded as of the date thereof;

            (v) since the date of the Letter Agreement, there has been no material adverse change in the business, affairs, operations, assets, liabilities or capital of the Corporation and its Subsidiaries taken as a whole;

            (vi) none of the materials filed by or on behalf of the Corporation within the last twelve months under Applicable Securities Laws contained a misrepresentation as at the time the relevant material was filed; and

            (vii) except  as  disclosed  in  the   Disclosure   Documents,   the
                  Corporation has not incurred any material liabilities or obligations (absolute, accrued, contingent or otherwise), or entered into any material transaction, not in the ordinary course of business and there has been no material change, financial or otherwise, in the assets, liabilities (contingent or otherwise), capital, business or results of operations of the Corporation of any of its Subsidiaries.

      (h) the Offered Shares and the Warrant Shares shall have been approved for listing on the Exchange, subject only to the official notices of issuance and fulfilment of such other conditions of the Exchange as set out in the conditional listing letter;

      (i) the Underwriters shall have received certificates, issued under applicable provisions of the securities laws of the Offering Jurisdictions stating that the Corporation is not in default under the Applicable Securities Laws of the Offering Jurisdictions, respectively; and

      (j) the Underwriters will have received, at the Time of Closing, a favourable legal opinion from the Corporation's U.S. counsel that the offer and sale of the Offered Shares in the United States is exempt from registration under the 1933 Act.

It is understood that the Underwriters may waive in whole or in part or extend the time for compliance with any of such terms and conditions without prejudice to their rights in respect of any other of the foregoing terms and conditions or any other or subsequent breach or non-compliance, provided that to be binding on the Underwriters any such waiver or extension must be in writing and signed by it.

The Corporation agrees that the aforesaid legal opinions and certificate to be delivered at the Time of Closing will also be addressed to the Purchasers and that the Underwriters may deliver copies thereof to such persons and to any persons who purchase Offered Shares.

9.       TERMINATION OF OBLIGATIONS

If at any time before the Time of Closing on the Closing Date:

      (a) there shall have occurred any adverse material change or there shall be discovered any previously undisclosed adverse material fact in relation to the Corporation (on a consolidated basis); or

      (b) there shall have occurred any change in the applicable securities laws of any province of Canada or any inquiry, investigation or other proceeding is made or any order is issued under or pursuant to any statute of Canada or any province thereof or any statute of the United States or any state thereof or any stock exchange in relation to the Corporation or any of its securities (except for any inquiry, investigation or other proceeding based upon activities of the Underwriters and not upon activities of the Corporation);

which, in the opinion of the Underwriters, prevents or restricts trading in or the distribution of the Common Shares or adversely affects or would reasonably be expected to adversely affect the market price or value of the Common Shares; or

      (c) if there should develop, occur or come into effect or existence any event, action, state, condition or major financial occurrence or catastrophe of national or international consequence or any law or regulation which, in the reasonable opinion of the Underwriters, seriously adversely affects or involves, or will seriously adversely affect or involve, the financial markets or the business, operations or affairs of the Corporation and its Subsidiaries, taken as a whole;

      (d) a cease trading order is made by any Securities Commission or other competent authority by reason of the fault of the Corporation or its respective directors, officers and agents and such cease trading order is not rescinded within 48 hours; or

      (e) the Corporation is in material breach of a material term, conditions or covenant of this Agreement which has not been cured,

the obligations of the Underwriters contained in this Agreement may be terminated by one or more of the Underwriters in their sole discretion.

Any termination pursuant to the foregoing provisions shall be effected by notice in writing delivered by the terminating Underwriters to the Corporation at its address as herein set out. Notwithstanding the giving of any notice of termination hereunder, the expenses agreed to be paid by the Corporation shall be paid by the Corporation as herein provided and the obligations of the Corporation under sections 11, 12 and 13 hereof shall survive. The right of an Underwriter to terminate this Agreement shall be exercised by it in its sole discretion.

In the event of a termination pursuant to and in accordance with the provisions hereof and notice having been given, as aforesaid, there will be no further liability on the part of the terminating Underwriter under this Agreement. The rights of the Underwriters to terminate their obligations hereunder are in addition to, and without prejudice to, any other remedies they may have.

10.      CLOSING

The sale of Offered Shares (the "Closing") will be completed concurrently at the offices of McCarthy Tetrault LLP, Suite 1300, 777 Dunsmuir Street, Vancouver, B.C., V7Y 1K2 and Aird & Berlis LLP, Suite 1800, 181 Bay Street, Toronto, Ontario M5J 2T9, or such other place or places as may be agreed upon by the Corporation and the Underwriters, at the Time of Closing on the Closing Date, provided that if the Corporation has not been able to comply with any of the conditions to closing set forth under "Conditions to Closing" prior to the Time of Closing on the Closing Date, the Closing Date may be extended by mutual agreement of the Corporation and the Underwriters, failing which, the respective obligations of the parties will terminate without further liability or obligation except as set out under sections 11, 12 and 13 hereof.

At the Time of Closing, the Corporation shall deliver to the Underwriters:

      (a) a certificate or certificates, duly registered as the Underwriters may direct, representing the Offered Shares purchased, such certificates to be delivered to the Underwriters' counsel in Toronto, Ontario;

      (b) certificates, duly registered as the Underwriters may direct, representing the Broker Warrants;

      (c)   the requisite  legal opinions and  certificates  as  contemplated in
            Section 8 hereof;

      (d) a direction addressed to Sprott (on behalf of the Underwriters) directing Sprott to pay the Gross Proceeds in accordance with section 2 hereof; and

      (e)   such further documentation as may be contemplated herein,

against payment of the purchase price for the Offered Shares by certified cheque or bank draft to the Corporation or as otherwise contemplated by section 2 hereof as contemplated herein.

All representations and warranties contained herein and all of the covenants and agreements of the Corporation herein, to the extent that they are required to be performed on or before Closing, shall be construed as conditions and any breach or failure to comply with any thereof shall entitle each of the Underwriters, at its option, in addition to and not in lieu of any other remedies such Underwriter has in respect thereof, to terminate and cancel its obligations hereunder by written notice to that effect given to the Corporation prior to the Time of Closing on the Closing Date. It is understood that the Underwriters may waive in whole or in part or extend the time for compliance with any of such terms and conditions without prejudice to its rights in respect of any other of such terms and conditions or any other or subsequent breach or non-compliance, provided that to be binding on the Underwriters any such waiver or extension must be in writing and signed by each Underwriter.

11.      EXPENSES

Whether or not Closing occurs, the Corporation shall pay all costs and expenses of or incidental to the Offering, including, without limitation, the costs and filing fees with respect to the private placement of the Offered Shares, the listing of the Offered Shares on the Exchange, the cost of printing the certificates representing the Offered Shares, the cost of registration and delivery of such certificates, and the fees and expenses of each of the Corporation's auditors, counsel and local counsel. Whether or not Closing occurs, the Corporation shall be responsible for the reasonable fees and disbursements (including GST) of the Underwriters' counsel (up to a maximum in respect of the fees of the Underwriters' counsel of $25,000, excluding disbursements and GST) and the Underwriters' reasonable out-of-pocket expenses, which shall be paid forthwith by the Corporation to Sprott (on behalf of the Underwriters) upon advice from Sprott as to such costs and expenses.

12.      INDEMNITY

The Corporation covenants and agrees to indemnify and save harmless each of the Underwriters and their respective directors, officers, employees, shareholders and agents (collectively, the "Underwriters' Personnel"), against all losses
(other than loss of profits), claims, damages, liabilities, costs or expenses, whether joint or several, caused or incurred by reason of or in connection with the transactions contemplated hereby including, without limitation, the following:

      (a) any information or statement (except any information or statement relating solely to the Underwriters) contained in any offering document, amendments thereto or documents incorporated therein by reference, which at the time and in light of the circumstances under which it was made contains or is alleged to contain a misrepresentation or any omission or any alleged omission to state therein any act or information (except facts or information relating solely to the Underwriter) required to be stated therein or necessary to make any of the statements therein not misleading in light of the circumstances in which they are made;

      (b) any order made or in any inquiry, investigation or proceeding commenced or threatened by any securities regulatory authority, stock exchange or by any other competent authority, based upon any misrepresentation (as defined in the Securities Act (Ontario)) or alleged misrepresentation (except a misrepresentation relating solely to the Underwriters) in any offering document, amendments thereto or documents incorporated therein by reference, (except any document or material delivered solely by the Underwriters) based upon any failure or alleged failure to comply with Canadian or United States securities laws (other than any failure or alleged failure to comply by the Underwriters) preventing and restricting the trading in or the sale of the Common Shares in the provinces of Canada;

      (c) the non-compliance or alleged non-compliance by the Corporation with any requirement of applicable securities laws, including the Corporation's non-compliance with any statutory requirement to make any document available for inspection; or

      (d) any breach of any representation, warranty or covenant of the Corporation contained herein or the failure of the Corporation to comply with any of its obligations hereunder,

and will reimburse each such Underwriter promptly upon demand for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such losses, claims, damages, liabilities or actions in respect thereof, as incurred.

The Corporation shall not, without the prior written consent of the Underwriters, which shall not be unreasonably withheld, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the Underwriters or any Underwriters' Personnel are a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Underwriters and each Underwriters' Personnel from all liability arising out of such claim, action, suit or proceeding.

Notwithstanding the foregoing, an indemnifying party shall not be liable for the settlement of any claim or action in respect of which indemnity may be sought hereunder effected without its written consent, which consent shall not be unreasonably withheld.

If any matter or thing contemplated by this paragraph shall be asserted against any person in respect of which indemnification is or might reasonably be considered to be provided, such person (the "Indemnified Party") will notify the Corporation as soon as possible and in any event on a timely basis, of the nature of such claim and the Corporation shall be entitled (but not required) to assume the defence of any suit brought to enforce such claim; provided, however, that the defence shall be through legal counsel acceptable to the Indemnified Party, acting reasonably, and that no settlement may be made by the Corporation or the Indemnified Party without the prior written consent of the other.

In any such claim, the Indemnified Party shall have the right to retain other counsel to act on the Indemnified Party s behalf, provided that the fees and disbursements of such other counsel shall be paid by the Indemnified Party, unless (i) the Corporation and the Indemnified Party mutually agree to retain such other counsel or (ii) the named parties to any such claim (including any third or implicated party) include both the Indemnified Party on the one hand and the Corporation, on the other hand, and the representation of the Corporation and the Indemnified Party by the same counsel would be inappropriate due to actual or potential conflicting interests, in which event such fees and disbursements shall be paid by the Corporation to the extent that they have been reasonably incurred.

To the extent that any Indemnified Party is not a party to this Agreement, the Underwriter to which such Indemnified Party is related shall obtain and hold the right and benefit of the indemnity provisions hereunder in trust for and on behalf of such Indemnified Party.

The Corporation hereby waives all rights which it may have by statute or common law to recover contribution from any Underwriter in respect of losses, claims, costs, damages, expenses or liabilities which any of them may suffer or incur directly or indirectly (in this paragraph, "losses") by reason of or in consequence of a document containing a misrepresentation; provided, however, that such waiver shall not apply in respect of losses by reason of or in consequence of any misrepresentation which is based upon or results from information or statements furnished by or relating solely to one or more of the Underwriters.

13.      CONTRIBUTION

In the event that the indemnity provided for above is, for any reason, illegal or unenforceable as being contrary to public policy or for any other reason, each of the Underwriters and the Corporation shall contribute to the aggregate of all losses, claims, costs, damages, expenses or liabilities (including any legal or other expenses reasonably incurred by the Indemnified Party in connection with investigating or defending any action or claim which is the subject of this section but excluding loss of profits or consequential damages) of the nature provided for above such that each Underwriter shall be responsible for that portion represented by the percentage that the Underwriting Fee paid by the Corporation to such Underwriter bears to the Gross Proceeds realized from the sale of the Offered Shares and the Corporation shall be responsible for the balance, whether or not it has been sued, provided that, in no event, shall an Underwriter be responsible for any amount in excess of the amount of the Underwriting Fee actually received by it. In the event that the Corporation may be held to be entitled to contribution from an Underwriter under the provisions of any statute or law, the Corporation shall be limited to contribution in an amount not exceeding the lesser of: (i) the portion of the full amount of losses, claims, costs, damages, expenses and liabilities, giving rise to such contribution for which such Underwriter is responsible, as determined above, and
(ii) the amount of the Underwriting Fee actually received by such Underwriter. Notwithstanding the foregoing, a party guilty of fraudulent misrepresentation shall not be entitled to contribution from the other party. Any party entitled to contribution will, promptly after receiving notice of commencement of any claim, action, suit or proceeding against such party in respect of which a claim for contribution may be made against the other party under this section, notify such party from whom contribution may be sought. In no case shall such party from whom contribution may be sought be liable under this Agreement unless such notice has been provided, but the omission to so notify such party shall not relieve the party from whom contribution may be sought from any other obligation it may have otherwise than under this section.

The rights to indemnity and contribution provided in this Agreement shall be in addition and not in derogation of any other right to indemnity or contribution which the Underwriters or the Corporation may have by statute or otherwise by law.

14.      NOTICE

Any notice or other communication to be given hereunder shall, in the case of notice to the Corporation, be addressed to the Corporation at the address appearing on page 1 of this Agreement, Attention: Martin McConnell,
Vice-President, Finance and Chief Financial Officer, Telecopier No. (604) 421-1764, and in the case of notice to the Underwriters:

if to Sprott:                       Sprott Securities Inc.
                                    Royal Bank Plaza, South Tower
                                    Suite 3450
                                    Toronto, Ontario M5J 2J2
                                    Attention:  Jeff Kennedy
                                    Telecopier No.:  (416) 943-6496

if to Raymond James Ltd.:  925 West Georgia Street
                                    Suite 2300
                                    Vancouver, British Columbia  V6C 3L2

                                    Attention: Brian K. Begert
                                    Telecopier No.: (604) 659-8399

if to Griffiths McBurney:  145 King Street West
& Partners                          Suite 1100
                                    Toronto, Ontario  M5H 1J8

                                    Attention: Lorne Sugarman
                                    Telecopier No.: (416) 943-6160

and if so given, shall be deemed to have been given and received upon receipt by the addressee or a responsible officer of the addressee if delivered, or one hour after being telecopied and receipt confirmed during normal business hours, as the case may be. Any party may, at any time, give notice in writing to the others in the manner provided for above of any change of address or telecopier number.

15.      LIABILITY OF THE UNDERWRITERS

The obligation of the Underwriters to purchase the Offered Shares hereunder shall be several (and not joint or joint and several) and:

      (a) each Underwriter shall be obligated to purchase and pay for only the percentage of the Offered Shares set out opposite its name below;

      (b) if one of the Underwriters shall fail to purchase the applicable percentage of the Offered Shares which it has agreed to purchase under this Agreement and such failure constitutes a default under any of its obligations under this Agreement, the other Underwriters (the "Continuing Underwriters") may, but shall not be obligated to, purchase the total number of Offered Shares and the Continuing Underwriters shall have the right, by notice in writing to the Corporation to postpone the Time of Closing by not more than 48 hours to effect such purchase;

      (c)   the   applicable   percentage  of  the  Offered  Shares  which  each
            Underwriter shall severally be obligated to purchase and pay for is as follows:

                           Sprott                             -        55%
                           Raymond James Ltd.                 -        30%
                           Griffiths McBurney & Partners      -        15%

      (d) if the Continuing Underwriters shall not elect to purchase the balance of the Offered Shares pursuant to subsection 15(b) hereof then:

            (i) the Corporation shall not be obliged to sell less than all of the Offered Shares; and

            (ii) the Corporation shall be entitled to terminate its obligations under this Agreement, in which event there shall be no further liability on the part of the Corporation or the Underwriters under this Agreement except in respect of any liability of the Corporation which may have arisen or may thereafter arise under sections 11, 12 or 13 hereof.

Nothing in this section and no action taken pursuant to this section shall relieve any defaulting Underwriter from liability to the Corporation in respect of such default hereunder.

16.      TIME OF THE ESSENCE

Time shall be of the essence of this Agreement and every part hereof.

17.      ASSIGNMENT

Except as contemplated herein, no party hereto may assign this Agreement or any part hereof without the prior written consent of the other parties hereto. Subject to the foregoing, this agreement shall enure to the benefit of, and shall be binding upon, the Corporation and the Underwriters and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions contained in this Agreement, this Agreement and all conditions and provisions of this Agreement being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that the covenants and indemnities of the Corporation set out under the headings "Indemnity" and "Contribution" shall also be for the benefit of the Underwriters' Personnel.

18.      COUNTERPART PROVISION

This Agreement may be executed in any number of counterparts, each of which when delivered shall be deemed to be an original and all of which together shall constitute one and the same document.

19.      ENTIRE AGREEMENT

The provisions herein contained constitute the entire agreement between the parties relating to the Offering and supersede all previous communications, representations, understandings and agreements between the parties with respect to the subject matter hereof whether verbal or written.

20.      GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

21.      SURVIVAL OF WARRANTIES, REPRESENTATIONS, COVENANTS AND AGREEMENTS

All warranties, representations, covenants, indemnities and agreements of the Corporation herein contained or contained in documents submitted or required to be submitted pursuant to this Agreement shall survive the purchase by the Purchasers of the Offered Shares and shall continue in full force and effect for the benefit of the Underwriters.

22.      LANGUAGE
The parties hereto confirm their express wish that this agreement and all documents and agreements directly or indirectly relating thereto be drawn up in the English language.

Les parties reconnaissent leur volonte express que la presente ainsi que tous les documents et contrats s'y rattachant directement ou indirectment soient rediges en anglais.

23.      FACSIMILE

The Corporation and the Underwriters shall be entitled to rely on delivery by facsimile of an executed copy of this Agreement and acceptance by the Corporation and the Underwriters of that delivery shall be legally effective to create a valid and binding agreement between the Corporation and the Underwriters in accordance with the terms of this Agreement.

24.      ACCEPTANCE

If this letter accurately reflects the terms of the transaction which we are to enter into and if such terms are agreed to by the Corporation, please communicate acceptance by executing where indicated below and returning a signed copy of this Agreement to Sprott.

Yours very truly,

SPROTT SECURITIES INC.


Per:
         /s/ W. Jeffrey Kennedy
         -----------------------------------
         W. Jeffrey Kennedy


RAYMOND JAMES LTD.


Per:     /s/ Brian K. Begert
         -----------------------------------
         Brian K. Begert


GRIFFITHS MCBURNEY & PARTNERS


Per:     /s/ Lorne Sugarman
         -----------------------------------
         Lorne Sugarman

The foregoing accurately reflects the terms of the transaction which we are to enter into and such terms are agreed to with effect as of the date provided at the top of the first page of this Agreement.

SPECTRUM SIGNAL PROCESSINGINC.



Per:
        /s/ Martin C. McConnell
         -----------------------------------